UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2008
CONTINENTAL AIRLINES, INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10323	74-2099724
(Commission File Number)	(IRS Employer Identification No.)

1600 Smith Street, Dept. HQSEO, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
(713) 324-2950
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Today, at Continental’s regularly scheduled board of directors meeting, the board elected Jeff Smisek, the Company’s president, as president and chief operating officer. Mark Moran, the Company’s executive vice president — operations, will remain as the Company’s principal operating officer, and will report to Mr. Smisek. In connection with Mr. Smisek’s election as president and chief operating officer, Larry Kellner, the Company’s chairman and chief executive officer, will assume oversight of marketing and technology. Mr. Smisek will continue to be responsible for federal affairs, international, state and local affairs, human resources and labor relations, global real estate, security and environmental affairs and corporate communications.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL AIRLINES, INC.
September 12, 2008	By	/s/ Lori A. Gobillot
Lori A. Gobillot
Staff Vice President and Assistant General Counsel

3